Statements of Operations (USD $)	3 Months Ended	12 Months Ended	15 Months Ended
	Mar. 31, 2010	Mar. 31, 2011	Mar. 31, 2011
Expenses:
Mineral exploration expenditures	$ 3,450		$ 3,450
General and administrative	1,408	4,123	5,531
Professional fees	2,389	13,516	15,905
Net loss	$ (7,247)	$ (17,639)	$ (24,886)
Net loss per share - basic and diluted	$ 0	$ 0
Weighted average shares outstanding - basic and diluted	4,478,873	6,800,000